S ECU RE LOG IST ICS. WORLDW ID E. Bank of America Merrill Lynch Leveraged Finance Conference N o v e m b e r 2 0 1 7 Exhibit 99.1

Safe Harbor Statement and Non-GAAP Results These materials contain forward-looking information. Words such as "anticipate," "assume," "estimate," "expect," “target” "project," "predict," "intend," "plan," "believe," "potential," "may," "should" and similar expressions may identify forward-looking information. Forward-looking information in these materials includes, but is not limited to information regarding: 2017 non-GAAP outlook, including revenue, operating profit, earnings per share, capital expenditures and adjusted EBITDA; 2018 and 2019 adjusted EBITDA targets and expected results from completed acquisitions; 2019 operating profit margin target for the U.S. business; expected contributions to the U.S. pension plan, forecasted weighted average cost of debt, and future investment in acquisitions. Forward-looking information in this document is subject to known and unknown risks, uncertainties and contingencies, which are difficult to predict or quantify, and which could cause actual results, performance or achievements to differ materially from those that are anticipated. These risks, uncertainties and contingencies, many of which are beyond our control, include, but are not limited to: our ability to improve profitability and execute further cost and operational improvement and efficiencies in our core businesses; our ability to improve service levels and quality in our core businesses; market volatility and commodity price fluctuations; seasonality, pricing and other competitive industry factors; investment in information technology and its impact on revenue and profit growth; our ability to maintain an effective IT infrastructure and safeguard confidential information; our ability to effectively develop and implement solutions for our customers; risks associated with operating in foreign countries, including changing political, labor and economic conditions, regulatory issues, currency restrictions and devaluations, restrictions on and cost of repatriating earnings and capital, impact on the Company’s financial results as a result of jurisdictions determined to be highly inflationary, and restrictive government actions, including nationalization; labor issues, including negotiations with organized labor and work stoppages; the strength of the U.S. dollar relative to foreign currencies and foreign currency exchange rates; our ability to identify, evaluate and complete acquisitions and other strategic transactions (including those in the home security industry) and to successfully integrate acquired companies; costs related to dispositions and market exits; our ability to obtain appropriate insurance coverage, positions taken by insurers relative to claims and the financial condition of insurers; safety and security performance and loss experience; employee and environmental liabilities in connection with former coal operations, including black lung claims ; the impact of the Patient Protection and Affordable Care Act on legacy liabilities and ongoing operations; funding requirements, accounting treatment, and investment performance of our pension plans, the VEBA and other employee benefits; changes to estimated liabilities and assets in actuarial assumptions; the nature of hedging relationships and counterparty risk; access to the capital and credit markets; our ability to realize deferred tax assets; the outcome of pending and future claims, litigation, and administrative proceedings; public perception of our business and reputation; changes in estimates and assumptions underlying critical accounting policies; the promulgation and adoption of new accounting standards, new government regulations and interpretation of existing standards and regulations. This list of risks, uncertainties and contingencies is not intended to be exhaustive. Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found under "Risk Factors" in Item 1A of our Annual Report on Form 10-K for the period ended December 31, 2016, and in our other public filings with the Securities and Exchange Commission. The forward-looking information discussed today and included in these materials is representative as of October 25, 2017 only (unless otherwise noted) and The Brink's Company undertakes no obligation to update any information contained in this document. These materials are copyrighted and may not be used without written permission from Brink's. Today’s presentation is focused primarily on non-GAAP results. Detailed reconciliations of non-GAAP to GAAP results are included in the appendix and in the Third Quarter 2017 Earnings Release and Third Quarter 2017 Earnings Presentation available in the Quarterly Results section of the Brink’s website: www.brinks.com. 2

+ + Why Brink’s? Brink’s has the right leadership, the right strategy and the financial strength to drive superior shareholder returns. Market Strength • Premier global brand • Unmatched footprint in 100+ countries • Strong market position People • Leadership with proven track record • Customer-driven employees • Continuous improvement culture Strategy and Resources • Focused strategy • Strong balance sheet to invest in growth

World’s Largest Cash Management Company2 Global cash market $17.9 billion1 South America 25% Rest of World 34% North America 41% GLOBAL MARKET LEADER Loomis G4S Garda Prosegur Other 2016 SEGMENT REVENUE3 OPERATIONS • 41 countries • 1,000 facilities • 11,900 vehicles • 60,700 employees CUSTOMERS IN MORE THAN 100 COUNTRIES REVENUE COUNTRIES REGIONS Brink’s $2.9B 108 EMEA, LA, NA, Asia Pacific Prosegur $1.9B 15 LA, Europe, Africa, Asia, Australia Loomis $1.9B 19 Europe, NA G4S $1.6B 48 Europe, LA, Asia, Africa, NA Garda $0.8B 2 NA 1. Freedonia, November 2014 2. Publicly available company data for cash services businesses. Brink’s data as of 12/31/2016 3. Based on revised quarterly information which can be found in the Third Quarter 2017 earnings release available in the quarterly results section of the Brink’s website. South America 45% Rest of World 41% North America 14% 2016 SEGMENT OP PROFIT3 4

Cash is By Far the Most Used Payment Method Throughout the World

BRINKS

Cash accounts for about ~85% of global consumer transactions [1]

United States

- Most frequently used payment method[5]
- Notes in circulation growing ~5% annually[5]
- Cash use strong across all income levels[5]

South America

- Cash-driven society, strong cultural ties to cash
- ~50% unbanked[2]
- Cash usage growing faster than in developed countries

Europe

Euro notes in circulation[3]:

- 2012 to 2016 = ~6% annual growth
- 2015 to 2016 consistent with previous trends

ESTIMATED CASH USAGE IN OUR LARGE MARKETS[4]



32%
United States
85%
Brazil
41%
France
96%
Mexico
43%
Canada
Cash
Other

1. MasterCard Advisors 2013
2. World Bank Group The Global Findex Database 2014
3. European Central Bank
4. MasterCard Advisors 2013 and San Francisco Federal Reserve Bank 2016 Report
5. Federal Reserve Bank 2016

5

CORE SERVICES • Cash-in-Transit (CIT) • ATM services HIGH-VALUE SERVICES • Brink’s Global Services (BGS) • Money processing • Vault outsourcing • CompuSafe® and retail services • Payments Core Services $1.6B (52%) High-Value Services $1.3B (41%) Guarding $0.2B (7%) Financial InstitutionsGovernment/ Other Retail Lines of Business and Customers $3.1B 75% OF REVENUE OUTSIDE OF U.S. 32% 40% 28% 2017 SEPT. TTM SEGMENT REVENUE CUSTOMERS 2017 SEPT. TTM REVENUE BY SEGMENT ($ Millions) Total Company2 $3,097 Organic Revenue1: +7% Margin %: 8.7% Margin1: +220 bps 1. 2017 September trailing twelve months (TTM) versus 2016 September TTM 2. Amounts may not add due to rounding North America $1,252 Organic Revenue1: +6% Margin %: 5.4% Margin1: +320 bps South America $859 Organic Revenue1:+17% Margin %: 19.2% Margin1: +250 bps Rest of World $986 Organic Revenue1: +2% Margin %: 11.7% Margin1: +70 bps 6

Strong Position in Key Growth Markets

ESTIMATED MARKET SHARE IN KEY COUNTRIES[1,2]



Canada
U.S.
France
Colombia
Mexico
Israel
Hong Kong/ Macau
Chile
Brazil
Argentina
Legend
Brink's
All others

10 largest markets represent 80% of 2016 revenue

- Largest player in 3 of top 10 markets
- Second largest player in 7 of top 10 markets

FRANCE[3]



Other
Brink's Temis
Prosegur
BRINKS
Loomis

ARGENTINA[4]



Brink's Maco
Other
BRINKS
Prosegur

UNITED STATES



Other
BRINKS
Garda
Loomis

CANADA



BRINKS
Garda
Other

MEXICO



Other
BRINKS
GSI

BRAZIL



BRINKS
Other
Prosegur

1. Internal estimates of market share of CIT/ATM markets (as of March 2, 2017), unless otherwise noted.
2. Excludes Payment Services and Guarding.
3. Includes Brink's acquisition of Temis in October 2017.
4. Includes Brink's acquisition of Maco companies in July and August 2017.

7

Our Strategy Accelerate Profitable Growth (APG) Close the Gap — Operational Excellence (CTG) Introduce Differentiated Services (IDS) ACCELERATE PROFITABLE GROWTH • Grow high-value services • Grow account share with large financial institution (FI) customers • Increase focus on smaller FIs • Penetrate large, unvended retail market • Explore core and adjacent acquisitions INTRODUCE DIFFERENTIATED SERVICES • Leverage uniform, best-in- class global technology base for logistics and operating systems • Offer end-to-end cash supply chain managed services • Launch customer portal and value-added, fee-based services CLOSE THE GAP • Operational excellence • Lead industry in safety and security • Exceed customer expectations • Increase operational productivity • Achieve industry-leading margins Culture 8

Three-Year Strategic Plan: Organic Growth Initiatives • Fleet – reduce repair & maintenance, improve service • Crew size – reduce labor cost • Network optimization – deploy high-speed money processing equipment • Intelligent safes – expand CompuSafe® service sales • Labor – reduce cost, improve efficiency in Mexico and Canada • IT – implement route optimization, track-and-trace, customer portal Strategic Plan announced March 2, 2017 2017 2018 2019 9

2019 Non-GAAP Operating Profit Target Target: 11%+ Operating Margin in 2019 ($ Millions) 2016 Actual Rest of World Contingency 2019 TargetNorth America South America $216 $400 $125 $58 $27 ($71) $355 $45 Completed Acquisitions1 OP Margin 7.4% 3.5% 1.1% 0.3% (1.8%) 10.5% 0.8% 11.3% (as of October 25, 2017) Includes: AATI LGS Pagfacil Maco 2019 Target before Acquisitions Note: See detailed reconciliations of 2016 non-GAAP to GAAP results included in the Third Quarter 2017 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com 1. Does not include acquisition of Temis. 10

Value Creation Targets – U.S. Note: Excludes Payment Services 1. Actual 2016 Non-GAAP operating margin of 0.8%. Normalized margin of 2-3% based on the results of the second half of 2016. 2016 Base Branch Standardization Fleet Improvements One-Person Vehicle Labor Network Optimization Sales Growth/ CompuSafe IT Contingency 2019 Target Actual 0.8% ~10% OP Margin Target Breakthrough Initiatives Targets (~3%)~1% ~2.5% ~2% ~2% ~2.5% ~1%2 – 3% 1 11 (as of March 2, 2017)

Three-Year Strategic Plan Organic Growth + Acquisitions • Focus: Core/core; core/adjacent • Objectives: Capture synergies & improve density • Investment 2017: ~$370M • Investment 2018-2019: ~$400M per year Strategy 1.0 Core Acquisitions 2017 Initial 2019 Target1: $475M EBITDA 2018 2019 • Close the Gap • Accelerate Profitable Growth • Introduce Differentiated Services Core Organic Growth Strategy 1.5 12 1. Initial 2019 Target Adjusted EBITDA announced March 2,2017

Strategic Execution - Acquisitions

BRINKS

Acquiring Core Businesses in Core Markets

Acquisition Update:

- "Core – Core" – Core businesses in Core Markets
- 5 completed YTD through 10/25
  - September YTD 2017 contributions[1]
    - $47 million revenue
    - $8 million operating profit
    - $0.10 EPS
  - Expect significant accretion in 2019
- Temis France closed 10/31/2017
- Robust pipeline of additional opportunities

Expected impact of completed acquisitions on 2019 non-GAAP targets[1]:

- +$175 million revenue
- +$45 million operating profit
- +$60 million adjusted EBITDA
- +$.45 EPS



U.S.
(AATI)
France
(Temis)
Brazil
(PagFacil)
Chile
(LGS)
Argentina
(Maco)

Synergistic, Accretive Acquisitions in Our Core Markets

13

1. Does not include impact of Temis acquisition; expected impact on 2019 non-GAAP targets as of July 26, 2017

Note: See detailed reconciliations of Non-GAAP to GAAP results included in the Third Quarter 2017 earnings release available in the Quarterly Results section on the Brink’s web site: www.brinks.com 1. Internal estimate. 2. Internal estimates based on global competitor benchmarks, includes corporate items. What We’ve Accomplished with Room to Grow Increasing Non-GAAP Operating Profit Margin 2016 Results LTM Sept. 2017 North America 3.3% 5.4% South America 17.1% 19.2% Rest of World 11.4% 11.7% Brink’s Total 7.4% 8.7% Closing the Gap Global Competitor Benchmark1 ~16% ~23% ~13% ~15%2 Room to Grow 14

$269 $247 $570 $158 $174 $221 $427 $421 Dec 2015 Dec 2016 Sept 2017 ($ Millions) Leverage Ratio1 0.9 0.7 1.4 Note: No cash payments expected until 2021 for primary U.S. pension plan and 2027 for UMWA, based on 12/31/16 actuarial assumptions Cash Net Debt Debt Adjusted EBITDA and Financial Leverage 1. Net Debt divided by Adjusted EBITDA 2. Additional pro-forma impact (TTM) based on post-closing synergies of closed acquisitions as of 10/25/2017; does not include Temis acquisition. $306 $342 $407 $407 2015 2016 TTM Sep 2017 Pro-forma TTM Sep 2017 Debt and Leverage $791 ~$447 1.3 ~$402 Note: For Net Debt and 2015 Adjusted EBITDA see detailed reconciliations on Non-GAAP to GAAP amounts in the Appendix. For 2016 and 2017 Adjusted EBITDA see detailed reconciliations of non-GAAP to GAAP results included in the Third Quarter 2017 earnings release available in the Quarterly Results section of the Brink’s website: www.brinks.com. Pro-forma acquisition impact 15

($ Millions) Credit Facility and Notes Offering Senior Notes • $600 million unsecured notes • Funded October 20, 2017 • 4.625% interest rate • Matures October 2027 • Guaranteed by existing and future U.S. subsidiaries that are guarantors under the new credit facility • Closing-related fees of ~$8 million Credit Facility - Term Loan • $500 million secured term loan A • Funded October 17, 2017 • Interest floats based on LIBOR plus a margin • Current interest rate ~3.0% • Amortizes at 5% per year with final maturity of October 2022 Credit Facility - Revolver • $1.0 billion secured revolving credit facility • Available October 17, 2017 • Interest floats based on LIBOR plus a margin • Current interest rate ~3.0% • Matures October 2022 • Closing-related fees of ~$7 million 16

$1,000 9/30/2017 Pro-forma Returns — Capital Structure: Debt DEBT BALANCE RATINGS: • S&P and Fitch BB+ • Moody’s Ba1 • High yield DEBT DENOMINATIONS: • ~ 86% U.S. Dollars • ~ 6% Euros • ~ 3% Mexican Pesos FORECAST WEIGHTED AVERAGE COST OF DEBT3: • 2017: ~4.3% (2.7% after tax) • 2018: ~4.7% (3.0% after tax) $105 9/30/2017 Actual Sr. Notes Term Loan A Revolver Revolver $279 $56 $86 12/31/2016 Actual Revolver Private Placement Available Committed Capacity Capital Leases & Other Capital Leases & Other Available Committed Capacity $902 $830 $2,244 POST-REFINANCING METRICS 1. $473 million of the proceeds are currently held in cash 2. Pro-forma reflects impact of new credit facility and notes offering 3. Including Amortization of related closing costs and other fees 2 Capital Leases & Other ($ Millions) Available Committed Capacity of ~$1.5B $600 1 Firepower of $1.5B to Execute Acquisition Strategy $481 $446 $279 $500 $144 17

2015 Actual 2016 Actual 2017 Outlook Capital Expenditures CAPITAL EXPENDITURES 2015 – 2017 CompuSafe® Facility Equipment / Other IT Armored Vehicles D&A $132 $127 ~$135 - $140 Reinvestment Ratio1 0.9 1.1 TBD $124 Total Before CompuSafe® $137 $180 Total Before CompuSafe® CompuSafe® 1. See Non-GAAP reconciliation in appendix of the Third Quarter 2017 earnings presentation in the Quarterly Results section of the Brink’s website: www.brinks.com. $106 Total Before CompuSafe® $116 ($ Millions) 18

($ Millions, except share price) 11.0%Margin 13.1% Share Price $37.08 $84.25 Adj. EBITDA Note: See detailed reconciliations of non-GAAP to GAAP results included in the Third Quarter 2017 earnings release in the Quarterly Results section of the Brink’s website: www.brinks.com. See Adjusted EBITDA reconciliation of the Fourth Quarter of 2015 in the Appendix in the Third Quarter earnings presentation available in the same section. Amounts may not add due to rounding. 1. Additional pro-forma impact (TTM) based on post-closing synergies of closed acquisitions as of 10/25/2017; does not include Temis acquisition. 2. Calculated using an estimate of $180 in additional TTM Revenue from closed acquisitions. Adjusted EBITDA $188 $270 $407 $128 $137 TTM Sep 2016 TTM Sep 2017 Pro-forma TTM Sep 2017 2018 Preliminary Target ~$447 $316Depreciation & Amortization /Other Op Profit $407 ~$401 $84.25 $500 - $525 13.6%2 Pro-forma acquisition impact 19

Questions?

Appendix

Recent Results THIRD-QUARTER AND RECENT HIGHLIGHTS • Strong results driven by organic growth and acquisitions • North America profits up 90% (76% organic) led by Mexico; U.S. & Canada up slightly • Ray Shemanski hired as President of U.S. operations • South America profits up 36% (25% organic) led by organic and inorganic growth in Argentina; Colombia and Brazil also up • Rest of World profits relatively flat • September YTD non-GAAP revenue up 9%, operating profit up 40%, EPS up 47% Note: See detailed reconciliations of non-GAAP to GAAP results included in the Third Quarter 2017 earnings release available in the Quarterly Results section of the Brink’s website: www.brinks.com 22

Non-GAAP Guidance as of October 25, 2017 2017 • Revenue $3,180 • Operating Profit $280 - $290 • Adjusted EBITDA $425 - $435 • EPS $3.00 - $3.10 2018 Preliminary Target • Adjusted EBITDA $500 - $525 • More details following year-end 2019 To be updated following year-end ($ Millions, except EPS) 23

Strengthening Our Fleet Transfer Hatch Biometric Access Control Geofence Safety and Security Control Proximity Sensor Trap 360º Monitoring External Camera External Camera 24

Strengthening Our Fleet NEW ARMORED VEHICLE DESIGN: Provides for: • One-person operation • Separation of body and chassis • Lower maintenance costs • 150k - 200k mile / 7 year warranty • Enhanced use of technology 45% Reduction in Cost Over Useful Life Due to New Vehicle Design Decreases our capital investment ($ in thousands) Old New Vehicle acquisition cost $125 - $140 $90 - $951 Vehicle depreciable life Chassis 8 years 7 years Body 8 years 14 years 1. Chassis ~35% of cost; body ~65% of cost 25

Network Optimization PHASE 1: HIGH SPEED MONEY PROCESSING PHASES 2 AND 3: HUB AND SPOKE CONSOLIDATION Phase 1: • Invest in high speed money processing equipment (MP) Phase 1 Results - Chicago: • Note processing capacity doubled with capacity to consolidate additional spoke branches • 25% productivity improvement • Improved service, timeliness and quality Phase 2: • Implement hub and spoke MP operations • Consolidate MP operations into larger branches Phase 3: • Implement hub and spoke Cash-in-Transit (CIT), transitioning to strategically located branches and secure garages 26

CompuSafe® and Recycler Services $14M+ Annually

BRINKS

OPPORTUNITY

- 3.7 million retail establishments[1]
- An estimated 1.2 to 1.5 million establishments are strong candidates for smart safe or recycler services
- Fewer than 150k smart safes are used today[2]


Unvended

CUSTOMER BENEFITS

- Reduces cash handling
- Reduces in-store headcount
- Reduces in-store losses
- Guarantees same-day credit
- Reduces total cost of cash

BENEFITS TO BRINK'S

High-margin recurring revenue over 5+ year service contract

- Recyclers: $18,000+ / year
- CompuSafe®: $5,000+ / year

OUR INVESTMENT

- 10+ new sales hunters hired
- New technology for proactive monitoring and dispatch
- Process and workflow improvement

1. nrf.com/retailsimpact
2. MF Hudson and Associates

27

 20+ years of diverse senior level experience in guiding multinational organizations through both operational turnaround and growth acceleration  Prior Experience: President and CEO of Recall Holdings Limited; CEO of IMC Global (now The Mosaic Company); CEO of Culligan Water Technologies; Group Executive at Danaher Corp  12 years of industry experience  Prior Experience: Senior Vice President of Strategic Initiatives & Capital Markets at Recall Holdings Limited; Senior Vice President and CFO of HD Supply; CFO of Caraustar Industries, Inc.  21 years of Brink’s experience  EVP of Brink’s Global Operations and Brink’s Global Services (BGS); Responsible for the Global Services line of business worldwide, and for domestic operations in 38 countries  8 years of Brink’s experience  President Brazil, Mexico, and Security  Prior experience: President of Brink’s Europe, Middle East, and Africa (EMEA) region; 25 years in the U.S. Army, retiring as a Colonel.  13 years of international managerial experience  Prior Experience: Global Senior Vice President, Chief Information Officer and Chief Technology Officer at Recall Holdings Limited; Chief Information Officer and Chief Operating Officer roles within the Fire Products segment of Tyco International ,  16 years of Brink’s experience  Prior experience: General Counsel , Tredegar Corporation; practiced at global law firm, Hunton and Williams LLP Strong New Leadership Demonstrating Results DOUG PERTZ President & CEO MIKE BEECH Executive Vice President AMIT ZUKERMAN Executive Vice President ROHAN PAL Senior Vice President, CIO & CDO RON DOMANICO EVP & CFO MAC MARSHALL Senior Vice President, General Counsel & CAO 28

Positive Operating Trends Q2 2017: CONTINUED MOMENTUMQ1 2017: SIGNIFICANT TRACTION Q3 2017: STRONG GROWTH ($ Millions) ($ Millions) $735 $829 Q3 2016 Q3 2017 Q3 NON-GAAP YoY REVENUE ($ Millions) $689 $740 Q1 2016 Q1 2017 Q1 NON-GAAP YoY REVENUE +7% Organic $717 $760 Q2 2016 Q2 2017 Q2 NON-GAAP YoY REVENUE +6% Organic $65 $88 0 20 40 60 80 100 120 140 Q1 2016 Q1 2017 9.4% Margin 11.8% Margin Q1 YoY ADJUSTED EBITDA ($ Millions) +35% $72 $95 0 20 40 60 80 100 120 140 Q2 2016 Q2 2017 10.0% Margin 12.5% Margin Q2 YoY ADJUSTED EBITDA ($ Millions) +32% Note: See detailed reconciliations of Non-GAAP to GAAP results included in the Third Quarter 2017 earnings release available in the Quarterly Results section on the Brinks’ website: www.brinks.com. $94 $112 0 20 40 60 80 100 120 140 Q3 2016 Q3 2017 12.7% Margin 13.5% Margin Q3 YoY ADJUSTED EBITDA ($ Millions) +20% +6% Organic 29

$287 $306 $342 $407 8.6% 10.3% 11.8% 13.1% 2014 2015 2016 LTM 9/30/17 $3,351 $2,977 $2,908 $3,097 0.6% (11.2%) (2.3%) 7.8% 2014 2015 2016 LTM 9/30/17 +5% Organic +7% Organic Proven Sales & Margin Improvement NON-GAAP REVENUE AND YoY GROWTH ADJUSTED EBITDA & MARGIN ($ Millions) ($ Millions) In mid-2016, Doug Pertz was hired as President and CEO, Ronald Domanico was hired as CFO and Rohan Pal was hired as CIO and CDO Note: For 2014 and 2015 amounts, see detailed reconciliations of Non-GAAP to GAAP results included in the Appendix. For 2016 and 2017 amounts, see Third Quarter 2017 earnings release available in the Quarterly Results section on the Brinks’ website: www.brinks.com. +3% Organic +6% Organic 30

Note: For 2014 and 2015 amounts, see detailed reconciliations of Non-GAAP to GAAP results included in the Appendix. For 2016 and 2017 amounts, see Third Quarter 2017 earnings release available in the Quarterly Results section on the Brinks’ website: www.brinks.com. Historical Financial Summary NON-GAAP REVENUE & YoY GROWTH NON-GAAP OPERATING PROFIT & MARGIN ADJUSTED EBITDA & MARGIN $3,351 $2,977 $2,908 $3,097 0.6% (11.2%) (2.3%) 7.8% 2014 2015 2016 LTM 9/30/17 ($ Millions) +3% Organic +6% Organic $287 $306 $342 $407 8.6% 10.3% 11.8% 13.1% 2014 2015 2016 LTM 9/30/17 ($ Millions) ($ Millions) $135 $168 $216 $2704.0% 5.6% 7.4% 8.7% 2014 2015 2016 LTM 9/30/17 +5% Organic +7% Organic 31

1.1x 0.9x 0.7x 1.4x FY 2014 FY 2015 FY 2016 LTM 9/30/17 $168 $50 $48 $25 $25 $394 $500 $1,000 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 Strong and Sustainable Credit Statistics NET DEBT / ADJUSTED EBITDA BALANCE SHEET HIGHLIGHTS2 PRO FORMA DEBT MATURITY SCHEDULE1 ($ Millions) • Total debt at 3.1x LTM Adjusted EBITDA • Net debt at 1.4x LTM Adjusted EBITDA • Manageable debt maturity schedule New Term Loan A New Senior Notes Note: For Net Debt and 2014 and 2015 Adjusted EBITDA see detailed reconciliations of Non-GAAP to GAAP results included in the Appendix. For 2016 and 2017 amounts, see the Third Quarter 2017 earnings release available in the Quarterly Results section on the Brinks’ website: www.brinks.com. 1. Maturity schedule excludes capital lease obligations. 2. Based on 9/30/2017 pro-forma debt reflecting the impact of the new credit facility and notes offering. New Revolver 32

Non-GAAP Reconciliation — Net Debt

BRINKS

The Brink's Company and subsidiaries
Non-GAAP Reconciliations — Net Debt (Unaudited)
(In millions)

(In millions)		September 30, 2017	December 31, 2016	December 31, 2015	December 31, 2014
Debt:					
Short-term borrowings	$	144.0	162.8	32.6	59.4
Long-term debt		606.0	280.4	397.9	407.2
Total Debt		750.0	443.2	430.5	466.6
Restricted cash borrowings[a]		(24.8)	(22.3)	(3.5)	-
Acquisition cash in escrow[b]		(72.1)	-	-	-
Payable to sellers[c]		138.3	-	-	-
Total Debt without restricted cash borrowings		791.4	420.9	427.0	466.6
Less:					
Cash and cash equivalents		241.8	183.5	181.9	176.2
Amounts held by Cash Management Services operations[d]		(20.8)	(9.8)	(24.2)	(28.0)
Cash and cash equivalents available for general corporate purposes		221.0	173.7	157.7	148.2
Net Debt	$	570.4	247.2	269.3	318.4

a) Restricted cash borrowings are related to cash borrowed under lending arrangements used in the process of managing customer cash supply chains, which is currently classified as restricted cash and not available for general corporate purposes.
b) Related to cash being held in escrow for the purchase of the Temis group of companies in France. This cash is currently classified in prepaid expenses and other on the condensed consolidated balance sheet as it is due back to Brink's if the transaction is not executed. As such, we are reducing net debt for this amount until the transaction closes.
c) The acquisitions of Maco Transportadora and Maco Litoral include future payments payable to the sellers, of which $103.6 million is included in accrued liabilities and $34.7 million is included in other long term liabilities. These amounts impact our future debt capacity and have therefore been adjusted in net debt.
d) Title to cash received and processed in certain of our secure Cash Management Services operations transfers to us for a short period of time. The cash is generally credited to customers' accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources and in our computation of Net Debt.

Net Debt is a supplemental non-GAAP financial measure that is not required by, or presented in accordance with GAAP. We use Net Debt as a measure of our financial leverage. We believe that investors also may find Net Debt to be helpful in evaluating our financial leverage. Net Debt should not be considered as an alternative to Debt determined in accordance with GAAP and should be reviewed in conjunction with our condensed consolidated balance sheets. Set forth above is a reconciliation of Net Debt, a non-GAAP financial measure, to Debt, which is the most directly comparable financial measure calculated and reported in accordance with GAAP, as of September 30, 2017, December 31, 2016, December 31, 2015 and December 31, 2014. The 2018 and 2019 outlook for net debt cannot be reconciled to GAAP without unreasonable effort. We cannot reconcile these amounts to GAAP because we are unable to accurately forecast Venezuela results and related exchange rates, and future reorganization and restructuring activity.

33

Non-GAAP Reconciliation — Other The Brink’s Company and subsidiaries Non-GAAP Reconciliations — Other Amounts (Unaudited) (In millions) Amounts Used to Calculate Reinvestment Ratio Property and Equipment Acquired During the Period Full-Year 2015 Full Year 2016 Capital expenditures — GAAP 101.1 112.2 Capital leases — GAAP 18.9 29.4 Total Property and equipment acquired 120.0 141.6 Venezuela property and equipment acquired (4.3) (5.0) Total property and equipment acquired excluding Venezuela 115.7 136.6 Depreciation Depreciation and amortization — GAAP 139.9 131.6 Amortization of intangible assets (4.2) (3.6) Venezuela depreciation (3.9) (0.7) Reorganization and Restructuring - (0.8) Depreciation and amortization — Non-GAAP 131.8 126.5 Reinvestment Ratio 0.9 1.1 34

Non-GAAP Results Reconciled to GAAP 35 (In millions) Amounts may not add due to rounding. See slide 32 for footnote explanations 2014 2015 Revenues: GAAP $ 3,562.3 $ 3,061.4 Venezuela operations(a) (211.8) (84.5) Non-GAAP $ 3,350.5 $ 2,976.9 Operating profit (loss): GAAP $ 59.4 $ 96.4 Venezuela operations(a) 94.8 45.6 Reorganization and Restructuring(a) 21.8 15.3 Acquisitions and dispositions(a) (43.9) 10.2 Share-based compensation(a) 2.4 — Non-GAAP $ 134.5 $ 167.5 Interest Expense: GAAP $ (23.4) (18.9) Venezuela operations(a) 0.1 — Non-GAAP $ (23.3) (18.9) Taxes: GAAP $ 36.7 $ 66.5 Retirement plans(e) 28.3 10.8 Venezuela operations(a) (1.9) (5.5) Reorganization and Restructuring(a) 6.1 3.9 Acquisitions and dispositions(a) (21.1) 1.4 Share-based compensation(a) 0.4 — U.S. tax on accelerated U.S. income(c) — (23.5) Income tax rate adjustment(b) — — Non-GAAP $ 48.5 $ 53.6 Reconciliation to net income (loss): Net income (loss) attributable to Brink's $ (83.9) $ (11.9) Discontinued operations 29.1 2.8 Income (loss) from continuing operations attributable to Brink's - GAAP $ (54.8) $ (9.1) Retirement plans(e) 50.7 20.4 Venezuela operations(a) 63.2 32.1 Reorganization and Restructuring(a) 15.0 11.4 Acquisitions and dispositions(a) (22.8) 8.8 Share-based compensation(a) 2.0 — U.S. tax on accelerated U.S. income(c) — 23.5 Income tax rate adjustment(b) — — Income (loss) from continuing operations attributable to Brink's - Non-GAAP $ 53.3 $ 87.1 Depreciation and Amortization: GAAP $ 161.9 139.9 Venezuela operations(a) (9.5) (3.9) Reorganization and Restructuring(a) — — Acquisitions and dispositions(a) (5.5) (4.2) Non-GAAP $ 146.9 $ 131.8 Share-based compensation: GAAP $ 17.3 14.1 Share-based compensation(a) (2.4) — Non-GAAP $ 14.9 14.1

Non-GAAP Results Reconciled to GAAP (con’t) The Brink’s Company and subsidiaries Non-GAAP Reconciliations (In millions) 2014 2015 Adjusted EBITDA: Income from continuing operations - Non-GAAP $ 53.3 87.1 Interest expense - Non-GAAP 23.3 18.9 Income tax provision - Non-GAAP 48.5 53.6 Depreciation and amortization - Non-GAAP 146.9 131.8 Share-based compensation - Non-GAAP 14.9 14.1 Adjusted EBITDA $ 286.9 305.5 Amounts may not add due to rounding. (a) For a description on these items, see “Other Items Not Allocated To Segments” on page 9 of the Third Quarter 2017 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. We do not consider these items to be reflective of our core operating performance due to the variability of such items from period-to-period in terms of size, nature and significance. (b) Non-GAAP income from continuing operations and Non-GAAP EPS have been adjusted to reflect an effective income tax rate in each interim period equal to the full-year Non-GAAP effective income tax rate. The full-year Non-GAAP effective tax rate was 36.8% for 2015. (c) The Non-GAAP tax rate excludes the U.S. tax on a transaction that accelerated U.S. taxable income because it will be offset by foreign tax benefits in future years. (d) Our U.S. retirement plans are frozen and costs related to these plans are excluded from Non-GAAP results. Certain non-U.S. operations also have retirement plans. Settlement charges related to these non-U.S. plans are also excluded from Non-GAAP results. 36 The 2018 and 2019 Non-GAAP outlook for Adjusted EBITDA cannot be reconciled to GAAP without unreasonable effort. We cannot reconcile these amounts to GAAP because we are unable to accurately forecast the tax impact of Venezuela operations and the related exchange rates used to measure those operations. The impact of Venezuela operations and related exchange rates could be significant to our GAAP provision for income taxes, and, therefore, to income (loss) from continuing operations, EPS from continuing operations, effective income tax rate and Adjusted EBITDA.